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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 14, 2006

                           CIPHERGEN BIOSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                   000-31617                33-059-5156
 (State or other jurisdiction of     [Commission             (I.R.S. Employer
 incorporation or organization)      File Number]         Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 14, 2006, Ciphergen Biosystems, Inc. issued a press release announcing financial results for its fiscal second quarter ended June 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.   Description
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99.1          Press Release issued by Ciphergen Biosystems, Inc. on
              August 14, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Ciphergen Biosystems, Inc.
                                      (Registrant)

Date:  August 14, 2006                By:  /s/ GAIL S. PAGE
                                           -------------------------------------
                                           Gail S. Page
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER      DESCRIPTION
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  99.1       Press Release issued by Ciphergen Biosystems, Inc. on
             August 14, 2006.